UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               PROCYON CORPORATION
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                               PROCYON CORPORATION

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held December 8, 2009

                                ----------------

     Notice is hereby given that the Annual Meeting of Shareholders of Procyon Corporation, a Colorado corporation (the "Company"), will be held at the offices of Procyon Corporation, 1300 S. Highland Ave, Clearwater, Florida 33756 on Tuesday, December 8, 2009, at 4:00 p.m. Eastern Time, or at any adjournment or adjournments thereof, for the following purposes:

     1. To elect eight directors to hold office for the term set forth in the accompanying Proxy Statement and until their successors shall have been duly elected and qualified;

     2. To ratify the appointment of Ferlita, Walsh, & Gonzalez P.A. as independent registered public accountants for the 2010 fiscal year;

     3.   To approve the Procyon Corporation 2009 Stock Option Plan; and

     4. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING, although only shareholders of record at the close of business on October 23, 2009, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof. The transfer books of the Company will not be closed.

                                           By Order of the Board of Directors,


                                           /s/ Regina W. Anderson
                                           ----------------------
                                           Regina W. Anderson
                                           Chief Executive Officer

Clearwater, Florida
November 6, 2009

                                    IMPORTANT

PLEASE MARK, DATE, SIGN, NOTE ANY CHANGE OF ADDRESS AND RETURN THE ENCLOSED PROXY CARD IMMEDIATELY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, WE WILL BE GLAD TO RETURN YOUR PROXY SO THAT YOU MAY VOTE IN PERSON.

                               PROCYON CORPORATION
                             1300 S. HIGHLAND AVENUE
                            CLEARWATER, FLORIDA 33756
                                 (727) 447-2998


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held December 8, 2009
                             4:00 p.m. Eastern Time

General

     The enclosed proxy is solicited by the Board of Directors of Procyon Corporation (hereinafter referred to as the "Company" or "we") for use at the Annual Meeting of Shareholders to be held at the Procyon Corporation, 1300 S. Highland Ave., Clearwater, Florida at 4:00 p.m., Eastern Time, on Tuesday, December 8, 2009, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. This Proxy Statement and the form of proxy will be mailed to shareholders on or about November 6, 2009. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by notifying the Secretary of the Company. Unless the proxy is revoked, or unless it is received in such form as to render it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

     The record date with respect to this solicitation is October 23, 2009. All holders of record of Common Stock and Preferred Stock of the Company as of the close of business on that date are entitled to vote at the meeting. As of October 23, 2009, the Company had a total of 8,254,488 voting shares consisting of 8,055,388 of Common shares, and 199,100 shares of Preferred Stock. Each Common and Preferred share is entitled to one vote. A majority of the votes entitled to be cast constitutes a quorum. If a quorum exists, action on any matter other than the election of directors will be approved if the votes cast in person or by proxy at the meeting favoring the action exceed the votes cast opposing the action. In the election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election will be elected. Abstentions and broker non-votes are not counted in the calculation of the vote. The Company's officers and directors and director nominees, who are expected to vote for the directors nominated by the Board of Directors and to vote in accordance with the recommendations of the Board of Directors, own a majority of the Company's outstanding shares. A shareholder may revoke a proxy at any time prior to its being voted. If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted at the meeting in accordance with the instructions of the shareholder. If the proxy is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board of Directors. The cost of this solicitation will be borne by the Company. Employees and directors of the Company may solicit proxies but will not receive any additional compensation for such solicitation. Proxies may be solicited personally or by mail, facsimile or telephone.

     As a matter of policy, the Company holds proxies, ballots and voting tabulations that identify individual shareholders confidential. Such documents are available for examination only by the inspectors of election, none of which is an employee of the Company, and certain employees associated with tabulation of the vote. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the Company. Specific due dates for these reports have been established and the Company is required to disclose any failure to file, or late filing, of such reports. Based solely on the Company's review of the reports and amendments thereto furnished to the Company and written representations that no other reports were required to be filed in fiscal 2009, the Company's officers, directors and beneficial owners of more than ten percent of its Common Stock complied with all Section 16(a) filing requirements.

     CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

     We adopted a written policy that requires Board approval by a disinterested majority of the directors voting for any transaction in which one of our directors, nominees for director, executive officers or greater than five percent stockholders, or their immediate family members, have a material interest. All of our directors and executive officers are required at all times, but not less than annually, to disclose all relationships they have with companies or individuals that have conducted business with, or had an interest in, our Company. Our executive officers monitor our operations, giving consideration to the disclosed relationships, and refer potential transactions to the Board of Directors for approval. The Board of Directors considers a related party transaction for its potential economic benefit to us, to ensure the transaction is, among other things, on terms no less favorable to us than those involving unrelated parties, in accordance with our policies and procedures, and that it is properly disclosed in our reports to shareholders.

     Other than transactions described below, since July 1, 2008, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

     o    in which the amount involved exceeds $120,000; and,

     o in which any director, nominee for director, executive officer, shareholder which beneficially owns five percent or more of our common stock or any member of their immediate family members, had or will have a direct or indirect material interest.

     Mr. Foley has purchased a total of 180,000 shares of Common Stock in Fiscal 2008 & 2009 at prices ranging from $0.15 to $0.45 per share. Regina W. Anderson, our Chairman and Chief Executive Officer, personally guaranteed the loan we secured from Bank of America, N.A., in the amount of $508,000, to purchase our office building in July 2006 and guaranteed a line of credit secured by the Company in the amount of $250,000. Mr. Slowgrove, a director, acted as a consultant to the Company for portions of fiscal 2008, but not fiscal 2009, at a total compensation to him of approximately $6,250.

     We have determined that all of our directors, except Regina W. Anderson, Justice W. Anderson and James B. Anderson, are independent within applicable rules of The Nasdaq Stock Market(R) ("Nasdaq Rules"). Therefore, a majority of our Board of Directors, and each member of the Audit and Compensation Committees, are independent within applicable Nasdaq rules. Further, each member of our Audit Committee is also considered independent under SEC Rule 10A-3.

                                  ANNUAL REPORT

     The Annual Report to Shareholders for fiscal 2009 is being sent to all shareholders with this Proxy Statement. The Annual Report to Shareholders does not form any part of the material for the solicitation of any Proxy. The Annual Report to Shareholders contains the Company's Annual Report on Form 10-K for fiscal 2009, as filed with the Securities and Exchange Commission on September 28, 2009. An additional copy, without exhibits, is available without charge to any shareholder of the Company upon written request to James B. Anderson, Procyon Corporation, 1300 S. Highland Ave., Clearwater, Florida 33756.

                              SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act"), some stockholder proposals may be eligible for inclusion in the Company's Proxy Statement for the Company's 2010 Annual Meeting. Shareholders who intend to submit proposals for inclusion in the 2010 Proxy Statement must do so by sending the proposal and supporting statements, if any, to the Company no later than June 2, 2010, and must meet the requirements of Rule 14a-8 under the Exchange Act. Such proposals should be sent to the attention of the Corporate Secretary, Procyon Corporation, 1300 S. Highland Ave, Clearwater, Florida 33756. The submission of a stockholder proposal does not guarantee that it will be included in the Company's Proxy Statement. If a shareholder intends to present a proposal for consideration at the fiscal 2010 annual meeting outside of the processes of Rule 14a-8 under the Exchange Act, the SEC rules permit management to vote proxies in its discretion if we receive notice of the proposal before the close of business on August 16, 2010 and advise shareholders in our proxy statement for next year's annual meeting about the nature of the matter and how our management intends to vote on such matter.

                    SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     The Board of Directors of the Company has implemented a process whereby shareholders may send communications to the Board's attention. Any shareholder desiring to communicate with the Board, or one or more specific members thereof, should communicate in a writing addressed to Procyon Corporation, 1300 S. Highland Ave., Clearwater, Florida 33756. The Corporate Secretary of the Company has been instructed by the Board to promptly forward all such communications to the specified addressees thereof.

                                  OTHER MATTERS

     Except for the matters described herein, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at such meeting that is a proper subject for action by the shareholders. However, if any other matters should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or person acting under the Proxy.

                           PROPOSALS TO BE VOTED UPON

                            I. ELECTION OF DIRECTORS

     Information concerning the eight nominees for election as directors is shown below. If elected, each nominee will serve as director for a one-year term or until his successor is elected and qualified. All nominees except Paul L. Guilbaud are now members of the Board of Directors and all nominees have been unanimously nominated to stand for re-election or election, as applicable, by the Board of Directors, which performs the functions of a nominating committee, and which is composed of a majority of "independent" directors, within the meaning of the applicable listing standards of The Nasdaq Stock Market(R) ("Nasdaq Rules"). Mr. Guilbaud was recommended for nomination by Jeff Slowgrove. The Board of Directors has determined that Mr. Guilbaud, if elected, would also be "independent" director within the applicable Nasdaq Rules. The Board of Directors knows of no reason why any nominee would be unable to serve as a director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate or the Board of Directors may reduce the number of directors to eliminate the vacancy. If the nominees for director are elected and re-elected, the Board will continue to be composed of a majority of independent directors.

     The following material contains information concerning the nominees, including their recent employment, positions with the Company, other directorships and age as of the date of this Proxy Statement.

                                    Capacities in                     Director
NAME                       Age      Which Served                      Since
----                       ---      ------------                      -----

Regina W. Anderson         62       Chief Executive Officer and        2005
                                    Chairman of the Board
Chester L. Wallack         68       Director                           1995
Fred W. Suggs, Jr.         62       Director                           1995
Jeffery S. Slowgrove       52       Director                           1999
James B. Anderson          39       Director                           2006
Justice W. Anderson        32       Director                           2006
Michael T. Foley           71       Director                           2006
Paul L. Guilbaud           50       Nominee for Director

     Regina Anderson. Ms. Anderson has served as Chairman of the Board of Directors since September 2005, and as our Chief Executive Officer since November 2005. Ms Anderson has 27 years experience in the medical field and 21 years of management experience. Ms. Anderson worked at HealthSouth Rehabilitation Hospital for ten years as Outpatient Director, in charge of the main outpatient center plus four satellite offices. As Outpatient Director, she was responsible for budgets involving over thirty thousand outpatient visits per year; marketing of multiple outpatient specialty programs; and staffing with thirty employees reporting directly to her. Prior to her work at HealthSouth, she worked as the lead clinician at Clearwater Rehabilitation Center. Regina was Vice-President of Operations at Stuffit Direct Marketing Company from 1980 through 1989. She was in charge of franchise sales and training; coupon processing/production as well as coordination among thirteen franchise offices. Regina was co-owner and President of Foxy's T-Shirt Shops and Le Shirt Company from 1978-1980. Foxy's had five locations. She worked as a Speech Language Pathologist with Morton Plant Hospital from 1970 through 1976. Regina received her Masters Degree from Kansas State University in 1970.

     Chester L. Wallack. Mr. Wallack has served as a director since 1995. Mr. Wallack is also a member of the Compensation Committee. He has served as Chief Executive Officer of Felton West, Inc., a real estate development and construction company in Dover, Delaware, since 1990. Mr. Wallack is a retired United States Air Force officer having served as a pilot and in various management capacities. He graduated from the University of Kansas with a B.S. degree in Industrial Management and from Southern Illinois University with an M.B.A. degree in Finance.

     Fred W. Suggs, Jr. Mr Suggs has served on our Board of Directors since 1995. He is also a member of the Compensation Committee and the Ethics Committee. He has been a practicing attorney since 1975. He is a partner in the Greenville, South Carolina office of Ogletree, Deakins, Nash, Smoak & Stewart, specializing in labor and employment law. He has been certified as a specialist in labor and unemployment law by the South Carolina Supreme Court and is a frequent lecturer on labor and employment law issues. Mr. Suggs graduated from Kansas State University with a B.S. degree and he received his J.D. degree from the University of Alabama.

     Jeffery Slowgrove. Mr. Slowgrove has served as a director since 1999. Since 1998, Mr. Slowgrove has been the President of JSS Management Consulting, Inc., a consulting firm in Palm Harbor, Florida, providing funding for start up organizations and advice on the business and management issues facing companies during early rapid growth and expansion phases. He co-founded IMR Global Corp. in 1988 and has served as a director since its inception. From 1988 to 1998, he also served as Treasurer of IMR Global Corp., which is a public company providing applications software-outsourcing solutions for the information technology departments of large businesses. He received a B.B.A. from the University of Michigan.

     James B. Anderson. Mr. Anderson has served as our Chief Financial Officer since June 2005 and as a director since December 2006. In addition, from September 22, 2005, until that position was filled by Regina Anderson on November 1,2005, Mr. Anderson served as Interim Chief Executive Officer. On June 28, 2005, Mr. Anderson was appointed to serve as the President of Sirius Medical Supply, Inc. Since 1993, Mr. Anderson has been involved with Amerx Health Care Corporation as its Chief Information Officer. In 1996, Mr. Anderson became involved with Procyon Corporation after its merger and has since performed the duties of Vice President of Operations. Prior to Mr. Anderson's work with the Company, he was involved with importing and exporting to Russia and Direct Mail Marketing. He received a B.S. from the University of South Florida. Mr. Anderson is the son of John C. Anderson, our late President, Chief Executive Officer and Chairman of the Board, the son of Regina Anderson, the Company's Chairman of the Board and Chief Executive Officer, and the brother of Justice W. Anderson, a director and our Vice President of Sales & Marketing and the President of Amerx Health Care Corporation. Mr. Anderson is the son-in-law of our deceased former director, Richard T. Thompson.

     Justice W. Anderson. Mr. Anderson has served as a director since December 2006. Since June 28, 2005, Mr. Anderson has served as our Vice President of Sales and Marketing and the President of Amerx Health Care Corporation. Since January of 2001, Mr. Anderson has been Vice President of Sales for Amerx Health Care Corp. He also serves on the board of the American Academy of Podiatric Practice Management. From August 2000 to January 2001, he served as Senior Sales Representative, and as a sales representative from May 2000 to August 2000. He received a B.A. degree from the University of Florida. Mr. Anderson is the son of John C. Anderson, our late President, Chief Executive Officer and Chairman of the Board, the son of Regina Anderson, the Company's Chairman of the Board and Chief Executive Officer and the brother of James B. Anderson, a director and our Chief Financial Officer and the President of Sirius Medical Supply, Inc.

     Michael T. Foley. Mr. Foley has been a director since 2006 and is a member of the Audit Committee, the Compensation Committee and the Ethics Committee. He is currently a Vice President and Director of Suwannee Lumber Company, manufacturers of various lumber grades, garden mulch and potting soil. From 1997 to 2003, Mr. Foley served as President and CEO of Gypsum Products, Inc. of Largo, FL. From 1972 to 1996 Mr. Foley served in various capacities at Florida Forest Products, Inc. including President, Chairman and CEO. Prior to his association with these building material suppliers, Mr. Foley worked for International Paper in pulp and newsprint sales. Michael received his Bachelor of Business Administration degree from the University of Notre Dame in 1960 and subsequently served on that university's National Alumni Board. He obtained his MBA from the University of Florida in 1965. Mr. Foley has been a member of the Pinellas County Committee of 100 and was appointed by Governor Lawton Chiles to the State of Florida Community Health Purchasing Alliance (CHPA) Board. Mr. Foley is also a retired Captain in the U.S. Naval Reserve.

     Paul L. Guilbaud, is a nominee for election to the Board of Directors. Mr. Guilbaud was unanimously nominated by the Board of Directors to stand for election as director and Mr. Guilbaud has consented to stand for election as director. Mr. Guilbaud has over 15 years experience in the pharmaceutical and medical device industry where he gained expertise in business development and marketing. He has a proven track record in start up companies in the US and was President, CEO of Medix Pharmaceuticals, a subsidiary of Laboratoire Medix, France (sold to Johnson & Johnson) for over 6 years. He was part of the management team of Covalon Technologies, Inc. (a biotech company listed on the Toronto stock exchange - COV), as VP Sales & Marketing, and lead Advanced Bio-Technologies, a medical device company , as President, where he organically grew the company from $3 million to $8 million in gross sales in 3 years. Mr. Guilbaud has an MBA in International Commerce obtained in Paris, France and is fluent in French, Spanish and English.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of October 23, 2009 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director or director nominee, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted. As to the Company's preferred stock, as of October 23, 2009, no officer or director of the company owned any preferred shares. In addition, no individual shareholder beneficially owned more than 5% of the Company's preferred shares.

                                                       Common Shareholdings on
                                                          October 23, 2009
                                                      --------------------------

                                                      Number of       Percent of
Name and Address (5)                                    Shares          Class
--------------------                                  ---------       ---------

Regina W. Anderson                                       72,500           *
Chester L. Wallack (l)                                  120,000 (3)       1.5
Fred W. Suggs (l)                                       160,000 (3)       2.0
Alan B. Crane (9)                                        80,000 (3)       1.0
Jeffery S. Slowgrove                                    536,200 (4)       6.7
James B. Anderson                                       111,000 (7)       1.4
Justice W. Anderson (6)                               3,483,500 (3)      43.3
Michael T. Foley (1)(2)                                 210,000 (8)       2.6
Paul L. Guilbaud                                        ______          __*
All directors and officers and
director nominees as a group (nine persons)           4,838,200          59.00
RMS Limited Partnership, 50 W. Liberty St,            1,600,000          19.90
Suite 700, Reno, NV 89501

--------------------------
*    Less than 1%

(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee.
(3) Includes 60,000 shares subject to currently exercisable options or options which will become exercisable within 60 days.

(4) Includes 10,000 shares of subject to currently exercisable options or options which will become exercisable within 60 days.
(5) Except as noted above, the address for all persons listed is 1300 S. Highland Ave, Clearwater, Florida 33756
(6) Mr. Anderson beneficially owns 3,350,000 shares of common stock and 60,000 currently exercisable options to purchase shares of common stock as Trustee of the John C. Anderson Trust in accordance with Mr. Anderson's will. He also owns of record 73,000 shares of common stock.
(7) Includes 30,000 shares subject to currently exercisable options and 10,000 shares in joint name with his wife.
(8)  Includes 5,000 shares in joint name with his wife.
(9)  Mr. Crane resigned from the Board of Directors on July 14, 2009.

Compensation of Directors and Executive Officers.

     Processes and Procedures for the Consideration and Determination of Executive and Director Compensation.

     Compensation programs for our executive officers are reviewed and recommended by our Compensation Committee and are approved by the Board of Directors. None of the executive officers are members of the Compensation Committee or otherwise had any role in determining the compensation for themselves or other executives, although the Compensation Committee does receive input from the executive officers when considering adjustments to base salary and other compensation components and the Chief Executive Officer's recommendations with respect to compensation of the other executives. The Compensation Committee conducts an annual review of our executive compensation programs to ensure that they meet the Company's objectives. The Compensation Committee does not delegate its authority to evaluate and make recommendations to the Board concerning executive compensation to any persons. Further, the Compensation Committee has not relied in the past on any consultants in the performance of its duties. The Compensation Committee is also responsible for making recommendations concerning director compensation. Currently, the directors do not receive any compensation.

     Summary Compensation Table. The following table sets forth compensation information for the two fiscal years ended June 30, 2009 and 2008 of the Company's Chief Executive Officer, the President of our subsidiary, Amerx Health Care Corp., and our Chief Financial Officer and President of our subsidiary, Sirius Medical Supply, Inc. (the "Named Executive Officers"). Elements of compensation for our Named Executive Officers include salary, discretionary cash bonuses and other perquisites and benefits. We do not have a pension plan, do not pay non-equity incentive plan based compensation and do not offer nonqualified deferred compensation arrangements. We also did not grant stock awards in fiscal year 2008. As a result, columns related to these items have been omitted from the table below.

                                                                All Other
Name and Principal Position     Year    Salary($)  Bonus($)   Compensation($)   Total($)
---------------------------     ----    ---------  --------   ---------------   --------
Regina W. Anderson,             2009    $152,165    $2,000        $ -0-         $154,165
   President, Chief Executive   2008    $152,165    $2,000          -0-         $154,165
   Officer
Justice W. Anderson,            2009     $40,399    $2,500      $116,868 (1)    $159,517
   President (Amerx Health      2008     $36,717    $2,000      $105,072 (1)    $145,789
   Care Corp.)
James B. Anderson,              2009     $98,998    $2,250        $ -0-         $101,248
   Chief Financial Officer,     2008     $98,708    $2,000        $ -0-         $100,708
   V.P. of Operations (Amerx
   Health Care Corp.)

(1)  Consists solely of commissions on sales from Amerx Health Care Corp.

Narrative Disclosure to Summary Compensation Table

     None of our Named Executive Officers have written employment agreements.
However, the terms of their compensation are determined and set by action of the Compensation Committee and Board of Directors. A significant portion of Justice
Anderson's compensation consists of commissions on sales of Amerx Health Care
Corp. products.

                                       6

Outstanding Equity Awards at 2009 Fiscal Year End

     The following table sets forth information regarding the outstanding equity awards to our Named Executive Officers at June 30, 2009. We have not granted any stock awards to our Named Executive Officers and, accordingly, we had no outstanding stock awards during 2009. Thus, the columns related to stock awards have been omitted from the following table.

                                  Option Awards
                                  -------------

                          Number of      Number of
                          Securities     Securities
                          Underlying     Underlying
                          Unexercised    Unexercised     Option
                          Options        Options         Exercise    Option
                          (#)            (#)             Price       Expiration
Name                      Exercisable    Unexercisable   ($)         Date
--------------------------------------------------------------------------------
Regina W. Anderson,          -                -            -            -

Justice W. Anderson,       50,000 (1)         -          $ .2125     12/2009
                           10,000 (1)         -          $ .1594     11/2010

James B. Anderson          25,000             -          $ .2125     12/2009
                            5,000             -          $ .1594     11/2010

(1) As trustee of the John C. Anderson Trust in accordance with Mr. Anderson's will.

Stock Option Plans

     The Company's 1998 Omnibus Stock Option Plan, as amended on December 31, 2007 (the "1998 Plan"), which will expire by its terms on December 5, 2008, was designed as a comprehensive benefit plan that gave the Company the ability to offer a variety of equity based incentives and awards to persons who are key to the Company's growth, development and financial success. The 1998 Plan permitted the granting of awards to directors, employees and consultants of the Company and its subsidiaries. The 1998 Plan provided for the grant of incentive stock options ("Incentive Stock Options") within the meaning of the Internal Revenue Code, as amended (the "Code"), non-qualified stock options, restricted shares, performance units, performance shares, dividend equivalent, share appreciation rights ("SARs") and other forms of awards, including deferrals of earned awards, (collectively, the "Awards"). Employees and non-employees to whom an offer of employment had been extended, directors and consultants of the Company were all eligible participants for all Awards, except that Incentive Stock Options could be granted only to employees. No options or other awards were granted to our Named Executive Officers or directors during fiscal 2009.

     If approved by our shareholders, our proposed "Procyon Corporation 2009 Stock Option Plan" (the "2009 Option Plan"), which has been adopted by the Board of Directors subject to shareholder approval, will also provide for the granting of incentive and non-qualified stock options and SARs. A more complete description of the principal terms and conditions of the 2009 Stock Option Plan is contained in Proposal II, below. See also Appendix C.

     The 1998 Plan is administered by the Compensation Committee of the Board of Directors, which construes and interprets the 1998 Plan, determines the terms and conditions of the Awards granted under the 1998 Plan, including the individuals who are to granted Awards, the exercise price, if any, the number of shares subject to an Award and the vesting and duration of Awards, subject to any restrictions contained in the 1998 Plan.

     The maximum number of shares of Common Stock reserved and available for Awards under the 1998 Plan is 1,000,000 and the Compensation Committee may limit the number of shares that may be awarded in the form of restricted stock Awards.

     The exercise price of Incentive Stock Options granted under the 1998 Plan must be at least equal to the fair market value of the Common Stock of the Company on the date of grant, and must be 110% of fair market value when granted to an employee who owns shares representing more than 10% of the voting power of all classes of stock of the Company. The exercise price of non-qualified stock options granted under the 1998 Plan can not be less than 85% (100% as amended, effective for options granted on or after December 31, 2007) of the fair market value of the Common Stock on the date of grant. The term of all options granted under the 1998 Plan may not exceed ten years, except the term of Incentive Stock Options granted to a 10% or more stockholder, may not exceed five years. The 1998 Plan may be amended or terminated by the Board of Directors, but no such action may impair the rights of a participant under a previously granted option.

     Under our proposed 2009 Option Plan, the exercise price of incentive and non-qualified options cannot be less than 100% of the fair market value of the underlying Common Stock on the date of grant. Further, incentive options grated to ten percent owners must be granted at 110% of the fair market value of the common stock and can have a term not exceeding five years.

     The 1998 Plan provides for the award of SARs and Performance Units and Performance Shares. A SAR is an incentive Award that permits the holder to receive (per share covered thereby) the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the fair market value of such share on the date the SAR was granted or at such date as the Compensation Committee designates. The Compensation Committee may grant SARs independently, in addition to, or in tandem (such that the exercise of the SAR or related stock option will result in forfeiture of the right to exercise the related stock option or SAR for an equivalent number of shares) with a stock option Award. A Performance Unit or Performance Share is an incentive Award whereby the Company commits to make a distribution depending on the attainment of a performance objective and condition established by the Committee and the base value of the Performance Unit or Performance Share.

     Upon termination of services of a non-employee director or consultant, all options issuable, but not yet granted, to such persons for services rendered shall be granted and all options shall remain exercisable for the original option term. Options granted to an employee are exercisable for specified periods of time ranging from one month to one year following an employee's termination depending on the circumstances of the termination, except that options granted to an employee terminated for cause shall not be exercisable to any extent after termination. An unexercised option is exercisable only to the extent that it was exercisable on the date of termination.

     The 1998 Plan provides that, in the event the Company enters into an agreement providing for the merger of the Company into another corporation, an exchange of shares with another corporation, the reorganization of the Company or the sale of substantially all of the Company's assets, unvested stock options become immediately vested and exercisable. Upon the consummation of the merger, exchange, reorganization or sale of assets, the successor corporation must assume all Awards or substitute another Award on substantially identical terms to the outstanding Award. Effective December 31, 2007, the Company enacted certain amendments to the plan to make it compliant with the recent regulations that were issued concerning deferred compensation in Section 409A, IRC. These amendments did not have any material effect on the financial reporting of the Company.

     As of June 30, 2009, a total of 300,000 non-qualified options were outstanding, with exercise prices ranging from $.15 to $.25 per share and a weighted average exercise price per share of $.20. During the quarter ended June 30, 2009, no options were exercised.

Compensation of Directors

     No employee of the Company receives any additional compensation for his services as a director. No non-employee director receives any compensation for his service; however, the Board of Directors has authorized payment of reasonable travel or other out-of-pocket expenses incurred by non-management directors in attending meetings of the Board of Directors. The Board of Directors may consider alternative director compensation arrangements from time to time.

Committees of the Board

     The Board of Directors has delegated certain of its authority to a Compensation Committee, an Audit Committee and an Ethics Committee.

     The Compensation Committee is composed of Messrs. Wallack, Slowgrove and Suggs. The Compensation Committee adopted a Charter on December 8, 2007, a copy of which was attached to our proxy statement for fiscal 2008, which was filed with the SEC on September 30, 2008. Each member of the Compensation Committee is not a former or current officer or employee of the Company and is otherwise independent within the meaning of the applicable Nasdaq Rules. The primary function of the Compensation Committee is to review and make recommendations to the Board with respect to compensation matters, including bonuses for employees, and to administer the Company's Option Plan. Historically, review and adjustment of compensation of our executive officers has primarily been determined by our Chief Executive Officer. See also, "Processes and Procedures for the Consideration and Determination of Executive and Director Compensation," above.

     The Company formed an Audit Committee in July 2004, composed solely of Mr. Slowgrove. In October 2006, the entire board of directors voted to act as the Company's Audit Committee on an interim basis. In December 2006, the Board nominated Michael T. Foley as Audit Committee member and Chair. The Board believes that Mr. Foley is independent pursuant to Nasdaq rules and also meets the requirements of an "audit committee financial expert" under applicable SEC Rules. In addition, we have determined that Mr. Foley is also independent within the meaning of SEC Rule 10A-3(b)(1).

     The Audit Committee adopted a Charter, effective October 27, 2006. A copy of the Audit Committee Charter is attached as Appendix B to this Proxy Statement. Pursuant to its Charter, the primary function of the Audit Committee is to review and approve the scope of audit procedures employed and to review and approve the audit reports rendered by the Company's independent auditors and to approve the audit fees charged by the independent auditors. In addition, pursuant to the Sarbanes-Oxley Act of 2002 and rules promulgated thereunder, the Audit Committee is responsible for, among other things, pre-approving all audit and non-audit services performed by the independent auditors, approving the engagement of the auditors and receiving certain reports from the independent auditors prior to the filing of the audit report. The Audit Committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors.

     The Company does not have a Nominating Committee. However, the entire board of directors, which is comprised of a majority of independent directors pursuant to applicable Nasdaq rules, performs the function of a nominating committee. The Company believes that a separate committee is not necessary for a company of its size. For purposes of the Audit Committee and the foregoing statement, the Company has used the definition of "independent director" as contained in the corporate governance rules of Nasdaq. With respect to the Audit Committee, the Company also follows the audit committee independence requirements pursuant to Rule 10A-3(b) promulgated under the Exchange Act.

     The Company's Ethics Committee is composed of Messrs. Suggs and Crane. Mr. Crane resigned from the Board and the Ethics Committee on July 14, 2009. The purpose of the Ethics Committee is to oversee and institute policies for corporate governance and ethical business standards. The Company has adopted a Code of Ethics for Senior Financial Officers.

Director Independence

     We believe that Messrs. Wallack, Suggs, Slowgrove and Foley are independent directors as defined under applicable Nasdaq rules. We believe that Mr. Guilbaud will be, if elected, an independent director under applicable Nasdaq rules. Regina W. Anderson, James B. Anderson and Justice W. Anderson are not deemed to be independent directors as each is an executive officer or the Company and/or its subsidiaries. We believe Mr. Foley meets the audit committee independence requirements of Rule 10A-3(b).

Nomination Procedures

     Shareholders may recommend director candidates for inclusion by the board of directors in the slate of nominees which the board recommends to shareholders for election. The qualifications of recommended candidates will be reviewed by the board. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in the Company's proxy card for the stockholder meeting at which his or her election is recommended.

     Shareholders may recommend individuals to the board for consideration as potential director candidates by submitting their names and background to the Company's Corporate Secretary, at the Company's address set forth above. Such recommendations will be forwarded to the board. The board will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis.

     In order to be considered timely, shareholder nominations for our next annual meeting for fiscal 2010, along with all required information, must be received by the Company no later than June 2, 2010.

     The process followed or expected to be followed by the board to identify and evaluate candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the board.

     Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, the board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by board members or by other persons. In considering whether to recommend any candidate for inclusion in the board's slate of recommended director nominees, including candidates recommended by shareholders, the board will consider, among other things, the candidate's:

     o    integrity and honesty,

     o ability to exercise sound, mature and independent business judgment in the best interests of the shareholders as a whole,

     o background and experience with manufacturing, retailing, operations, finance, marketing or other fields which will complement the talents of the other board members,

     o willingness and capability to take the time to actively participate in board and Committee meetings and related activities,

     o ability to work professionally and effectively with other board members and Company management,

     o availability to remain on the board long enough to make an effective contribution, and

     o absence of material relationships with competitors or other third parties that could present realistic possibilities of conflict of interest or legal issues; and

     o    experience with accounting rules and practices.

     The board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.

Audit Committee Report

     In September, 2009, the Audit Committee, submitted the following report:

     I have reviewed and discussed with management the Company's audited financial statements for the year ended June 30, 2009 (the "Fiscal Year 2009 Financial Statements").

     I have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

     I have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and have discussed with the auditors the auditors' independence.

     Based upon the reviews and discussions referred to above, I recommended to the Board of Directors that the Fiscal Year 2009 Financial Statements be included in the Company's Form 10-K for the year ended June 30, 2009.

     This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of the proxy statement, in connection with the annual meeting, except to the extent that the Company specifically requests that this Report be specifically incorporated by reference.

     Date: September 28, 2009                Michael T. Foley,
                                             Audit Committee member and Chairman

Board and Committee Attendance

     In fiscal 2009, the Board of Directors held eight formal meetings. A majority of directors attended each meeting in person or by telephone. The Compensation Committee held one meeting during fiscal 2009. The Audit Committee held two meetings during fiscal 2009.

     The Company encourages, but does not require, Board members to attend the annual meeting of shareholders. All of the directors attended last year's annual meeting.

Code of Ethics for Senior Financial Officers

     The Company has adopted a Code of Ethics for Senior Financial Officers. The Code of Ethics applies to all senior financial officers of the Company, including the Chief Executive Officer, the Chief Financial Officer, the Treasurer and any other person performing similar functions.

     The Board of Directors has unanimously approved and recommends that shareholders vote FOR the director nominees identified above.

        II. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL 2010.

     Our Audit Committee has approved the engagement of Ferlita, Walsh & Gonzalez, P.A. of Tampa, Florida, to act as our independent registered public accountants for fiscal 2010, subject to approval of our shareholders in this proposal for the annual meeting. Ferlita, Walsh & Gonzalez, P.A. has examined the financial statements of the Company beginning with the fiscal year ended June 30, 1999. No members of Ferlita, Walsh & Gonzales, P.A. are expected to be in attendance at the annual meeting.

     Audit Fees. In fiscal 2009, the Company paid to its independent accountants $49,756 in fees related directly to the audit and review of the Company's financial statements. In fiscal 2008, the Company paid to its independent accountants $32,629 in fees related directly to the audit and review of the Company's financial statements.

     Audit-Related Fees. The Company's independent accountants performed no other audit-related services for the Company during fiscal 2009 and 2008 other than the audit services described above.

     Tax Fees: In fiscal 2009, the Company paid to its independent accountants $2,868 in fees related directly to tax preparations. In fiscal 2008, the Company paid to its independent accountants $2,490 in fees related directly to tax preparations.

     All Other Fees: The Company's independent accountants performed no other services for the Company during fiscal 2009 and 2008 other than the audit and tax services described above.

     The board of directors of the Company considers the services provided by Ferlita, Walsh, & Gonzalez, P.A. to be compatible with maintaining Ferlita, Walsh & Gonzalez, P.A.'s independence.

     Audit Committee Pre-Approval Procedures. Procyon's independent auditor reports to, and is engaged at the direction of, the Audit Committee, with annual approval by the shareholders. Effective May 2003, the board implemented, and after the formation of the Audit Committee in July 15, 2004, the Audit Committee ratified, new procedures for the pre-approval of audit and non-audit services performed by the Company's independent auditors. The Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by the independent auditors to the Company and acts to assure that the independent auditors are not engaged to perform specific non-audit services proscribed by law or regulation.

     The Board of Directors recommends a vote FOR ratification of Ferlita, Walsh & Gonzalez P.A. as independent auditors for the Company for the 2010 fiscal year.

                                      III.
         PROPOSAL TO APPROVE PROCYON CORPORATION 2009 STOCK OPTION PLAN

     Our Board of Directors and Compensation Committee approved the adoption of a new stock option plan, entitled the "Procyon Corporation 2009 Stock Option Plan" (the "2009 Option Plan") on October 13, 2009. A copy of the 2009 Option Plan is attached to this proxy statement as Appendix C. The 2009 Option Plan will become effective only upon approval of our shareholders pursuant to this proposal for the annual meeting.

     Our 1998 Plan will expire prior to the scheduled annual meeting on December 5, 2009. Thus, we will not be able to grant new stock options to employees, directors or consultants under the 1998 Plan after December 5, 2009. Our Board and Compensation Committee believe that a new option plan is warranted. Our Board of Directors and Compensation Committee believe that the proposed 2009 Option Plan will be helpful to the Company in providing appropriate incentives to employees and executive officers of the Company and to non-employee directors. In addition, the Board of Directors and Compensation Committee believe that granting options to plan participants can not only motivate the performance of participants, but also help us retain qualified employees and directors. In that way, we expect the granting of stock options will better align the interests of plan participants with the interests of our shareholders.

Summary of the 2009 Option Plan.

     The following is a summary of the principal terms and conditions of the 2009 Option Plan. However, shareholders should read the entire Plan, which is attached as Appendix C. Capitalized terms herein are defined in Section 2 of, or throughout, the 2009 Option Plan.

     Types of Awards Under the Plan. The 2009 Option Plan provides for the granting of Incentive Stock Options, meeting the requirements of 422 of the Internal Revenue Code (the "Code"), Non-Qualified Stock Options, which do not qualify as Incentive Stock Options, and Stock Appreciation Rights ("SARs") (together, an "Award"). An SAR is an Award entitling the recipient to receive shares of Common Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

     Administration. The 2009 Option Plan is to be administered by the Compensation Committee. Among other things, the 2009 Option Plan authorizes the Compensation Committee to:

     o construe and interpret the terms and conditions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto) in its sole discretion and to otherwise supervise the administration of the Plan;

     o promulgate, amend and rescind rules relating to the implementation of the Plan;

     o make all determinations necessary or advisable for the administration of the Plan, including the selection of Employees, Directors, Consultants and other key persons who shall be granted Awards, the number of shares of Common Stock to be subject to each Award, the Award price, the vesting or duration of Awards, and the designation of Awards as Incentive Stock Options or Non-Qualified Stock Options;

     o accelerate at any time the exercisability or vesting of all or any portion of any Award (subject to rules upon termination and except if the acceleration or waiver would cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code);

     o determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

     o subject to the provisions of Sections 7. c. i. and 8. b. and e., extend at any time the period in which Stock Options may be exercised;

     o determine the disposition of Awards in the event of a Participant's divorce or dissolution of marriage; and

     o approve in advance each particular Award to be granted hereunder in a manner which will cause the Award to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3.

     Eligible Participants. Participants under the Plan must be such full or part-time officers and other Employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion. Only employees may receive Incentive Stock Options. Employees, non-employee directors and consultants may receive Non-Qualified Stock Options or SARs.

     Shares Available for Awards. The Board of Directors has authorized the issuance of 500,000 shares of Common Stock to underlie the granting of Incentive Stock Options under the Plan and 500,000 shares of Common Stock to underlie the granting of Non-Qualified Stock Options and SARs under the Plan. The 2009 Option Plan grants the Compensation Committee the discretion to make certain appropriate or proportionate adjustments in the event that the number of outstanding shares of the Company's Stock increases or decreases because of a reorganization, recapitalization, stock dividend, stock split, reverse stock split or the like, or if, because of a merger, consolidation or sale of all or substantially all of the Company's assets, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity. The Compensation Committee in these events is authorized to adjust the number of options or SARs that granted to any one grantee, the number and kind of shares or other securities subject to any outstanding Awards and the price for each share subject to outstanding awards, without changing the aggregate exercise price. The 2009 Option Plan also provides that in the event of a Change of Control, as defined, the Board of Directors or the Compensation Committee may accelerate vesting and the time at which all options outstanding may be exercised in full for a limited time (after which time the options and Awards would terminate), or for the remaining term. Also, in the event of a Change of Control, the Board of Directors may require all of the Plan Participants to deliver and transfer their options and other Awards to the Company in exchange for a payment in cash of an amount equal to the "cash value" of such Award, as defined in the Plan.

     Term of the Plan. The Plan will become effective upon approval of the Plan by the Company's stockholders on December 8, 2009 and shall continue in effect until December 8, 2019.

     Non-Qualified Stock Options. Non-Qualified Stock Options shall be granted and have a term of not more than ten years from the date of grant. The exercise price must be not less than 100% of the Fair Market Value of the underlying Common Stock on the date of grant. Non-Qualified Stock Options can be exercised by the grantee paying to the Company the full exercise price in cash, or through a cashless exercise procedure, where the Company delivers the shares underlying the option to a broker for sale on behalf of the grantee, and from the proceeds of such sale, the full amount of the exercise price and any withholding tax is paid to the Company and the remainder paid to the grantee.

     Incentive Stock Options. Incentive Stock Options may only be granted to Employees and must otherwise meet the requirements of ss.422 of the Code. Incentive Stock Options can be granted for a term not exceeding ten years, except for Ten Percent Owners of our Common Stock, for whom the maximum option term is five years. Incentive Stock Options are granted with an exercise price of not less than 100% of the Fair Market Value of the underlying Common Stock on the date of grant. However, for Ten Percent Owners, the exercise price must be 110% of the Fair Market Value of the underlying Stock on the date of grant. Further, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. Incentive Stock Options may also be exercised by the grantee by payment of the exercise price in cash or through a cashless exercise procedure.

     SARs. SARs must provide for an exercise price of not less than 100% of the Fair Market Value of the Common Stock on the date of grant. They may be granted independently of the grant of any stock options under the Plan. SARs are subject to such terms and conditions as shall be determined by the Compensation Committee in its discretion.

     Exercise of Stock Options Upon Termination of Employment or Services. The 2009 Option Plan provides for certain deadlines before which stock options granted under the Plan must be exercised by the participant upon termination of employment or cessation of a service relationship. Generally, the exercise periods are as follows:

     o    if on account of death, within twelve months;

     o    if on account of retirement, within three months;

     o    in on account of resignation, within one month;

     o if for Cause (as defined in the Plan or the Participant's employment agreement), no unexercised option shall be exercisable after termination;

     o    if for any other reason, within three months of termination.

     Amendments to the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by
Section 162(m) of the Code, no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders if required by Section 162(m) (including the vote required under Section 162(m)); and (ii) if, and for so long as, the Company's securities are traded on Nasdaq, no amendment that would require stockholder approval under the rules of Nasdaq may be made effective unless and until such amendment shall have been approved by the Company's stockholders. In addition, if at any time the approval of the Company's stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such shareholder approval. Unless otherwise specified in the amendment, any amendment to the Plan shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan.

Proposed Grants Under the 2009 Option Plan. The Compensation Committee has made no determinations concerning who should receive grants of options or other Awards under the Plan, and the amounts of such grants, if the Plan is approved by the shareholders at the annual meeting.

Summary of Federal Income Tax Consequences of the Issuance and Exercise of Stock Options.

     The following is a summary of the U.S. federal income tax consequences of the 2009 Option Plan. It is based on the federal tax laws and regulations currently in effect and existing administrative rulings of the Internal Revenue Service. Participants may also be subject to state and local taxes in connection with the grant of awards under the Plan. Participants should consult with their individual tax advisers to determine the tax consequences associated with awards granted under the Plan. This information may not be applicable to employees of foreign subsidiaries or to employees who are not residents of the United States.

     Non-Qualified Stock Options. A participant will not recognize any income at the time the participant is granted a non-qualified stock option. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the option is exercised. We generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

     Incentive Stock Options. A participant will not recognize any income at the time the participant is granted an incentive stock option. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to us for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and we generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

     In order to qualify as an incentive stock option, the option must be exercised within three months after the participant's termination of employment for any reason other than death or disability and within one year after termination of the participant's employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

     Section 409A. Section 409A of the Code provides certain new requirements for non-qualified deferred compensation arrangements. We intend that all Awards that are subject to Section 409A will satisfy the requirements of Section 409A. However, if an Award is subject to and fails to satisfy the requirements of
Section 409A, the recipient of that Award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an Award that is subject to Section 409A fails to comply, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Market Information. The closing market price of our Common Stock on the OTC Bulletin Board on October 30, 2009 was $0.15.

Registration of Common Stock Underlying the 2009 Option Plan.

     The 1,000,000 shares of Common Stock that have been reserved for the 2009 Option Plan have not been registered under the Securities Act of 1933. We have no present plans to register such shares.

     The Board of Directors recommends a vote FOR approval of the Procyon Corporation 2009 Stock Option Plan.

                                   Appendix A
                               PROCYON CORPORATION
          Annual Meeting of Shareholders to be held on December 8, 2009

     This proxy is solicited by the Board of Directors of Procyon Corporation.
     -------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS: that the undersigned shareholder of Procyon Corporation (the "Company") hereby constitutes and appoints Regina W. Anderson and Chester L. Wallack, or either of them, as attorneys and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock or Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held December 8, 2009, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated November 6, 2009, receipt of which is acknowledged.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 1, 2 AND 3.

1. To consider and act upon a proposal to elect Regina W. Anderson, Chester L. Wallack, Fred W. Suggs, Jr., Jeffery S. Slowgrove, James B. Anderson, Justice W. Anderson, Michael T. Foley and Paul L. Guilbaud as directors to hold office for one-year terms or until their successors are elected and qualified.

          [ ] FOR ELECTION OF ALL NOMINEES (except as shown below)
          [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

          Instruction: To withhold authority to vote for any individual nominee, strike through the nominee's name below.

                  Regina W. Anderson        Chester L. Wallack
                  Fred W. Suggs, Jr.        Michael T. Foley
                  Jeffery S. Slowgrove      Justice W. Anderson
                  James B. Anderson         Paul L. Guilbaud

2. To ratify the appointment of Ferlita, Walsh, & Gonzalez, P.A. as independent registered public accountants of the Company for the 2010 fiscal year.

          [ ] FOR RATIFICATION
          [ ] AGAINST RATIFICATION
          [ ] ABSTAIN

3.   To approve the Procyon Corporation 2009 Stock Option Plan.

          [ ] FOR APPROVAL
          [ ] AGAINST APPROVAL
          [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

          [ ] AUTHORIZED TO VOTE
          [ ] ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND THE PROXY HOLDERS WILL VOTE ON ANY PROPOSAL UNDER ITEM 4 IN THEIR DISCRETION AND IN THEIR BEST JUDGMENT.

Please mark, date, and sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated:__________     _____________________________
                                                   Signature

      [Mailing Label]         Dated:__________     _____________________________
                                                   Signature if held jointly

                                   Appendix B

                               PROCYON CORPORATION

                             AUDIT COMMITTEE CHARTER

     This Audit Committee Charter, effective October 27, 2006, governs the operations of the Audit Committee (the "Committee") of Procyon Corporation (the "Company"). The Committee shall review and reassess the adequacy of the Charter annually or at such other times as the Committee deems appropriate and recommend any proposed changes to the Board of Directors (the "Board") for approval.

COMPOSITION OF THE COMMITTEE

     The Board shall appoint members to the Committee. The Committee shall be comprised of one to three directors who shall satisfy the independence and financial literacy requirements established by applicable law, rules and regulations of the Securities and Exchange Commission ("SEC") and the rules of the Nasdaq Stock Market ("Nasdaq"). All Committee members shall have a working familiarity with basic finance or accounting practices and be able to read and understand financial statements. At least one member shall meet the requirements of an audit committee financial expert under applicable SEC Rules. At least one member of the Committee shall satisfy the applicable Nasdaq financial sophistication requirements as in effect from time to time.

     Each member of the Committee shall satisfy in particular the independence requirements set forth in SEC Rule 10A-3(b)(1), which requires, among other things, that a member may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, with certain exceptions or (ii) be an affiliated person (as defined by applicable SEC Rules) of the Company or any subsidiary thereof.

     Notwithstanding the foregoing, under exceptional and limited circumstances, one director who is not independent within the meaning of the Nasdaq Rules may be appointed to the Committee if such person meets the requirements of ss.10A(m)(3) of the Securities Exchange Act of 1934 and the Board determines in its business judgment that membership on the Committee by such person is required by the best interests of the Company and its stockholders and the Company discloses in the next annual proxy statement the nature of such person's relationship and the reasons for the Board's determination. A member appointed under this exception may not serve longer than two years and may not be designated as Chairman of the Committee.

     Any vacancy on the Committee shall be filled by majority vote of the directors that are independent pursuant to the rules and regulations of the Nasdaq and the SEC at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the directors that are independent pursuant to the rules and regulations of the Nasdaq and the SEC.

     If a Committee member ceases to be independent for reasons outside the member's reasonable control, and there are no independent directors on the Committee, the Committee member may remain on the Committee until earlier of the Company's next annual shareholders meeting or one year from the occurrence of the event that caused the failure to have one independent director on the Committee.

     If the Company fails to comply with the composition requirements set forth above due to one vacancy, and the cure period discussed in the preceding paragraph is not otherwise being relied upon for another member, the Company will have until the earlier of the next annual shareholders meeting or one year from the occurrence of the event that caused the failure to comply with the composition requirements.

STATEMENT OF POLICY

     The Committee shall act on behalf of the Board in fulfilling the Board's oversight responsibility to the stockholders, potential stockholders and the investment community relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the qualifications, independence and performance of the certified public accountants engaged as the Company's outside auditors. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the Company's independent auditors and the Company's management. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The operation of the Committee shall be subject to the Bylaws of the Company as in effect from time to time and the Colorado Business Corporation Act, including ss.7-108-206, C.R.S.

RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the Committee is to oversee the Company's financial reporting process (including direct oversight of the auditors) on behalf of the Board and report these activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee's policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to assure the stockholders and the Board that the Company maintains high quality financial reporting, sound business risk practices, and ethical behavior relating to accounting, internal accounting controls, auditing matters and financial disclosure and reporting.

     To the extent the Committee believes appropriate based upon its periodic review thereof, the following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement or, except as otherwise required by applicable laws, rules and regulations, deviate from them as appropriate. The Committee shall:

     1. Evaluate the performance of the independent auditors, assess their qualifications, determine whether to retain or to terminate the existing auditors or to appoint and engage new independent auditors for the ensuing year. The Committee shall have the sole and exclusive authority with respect to such matters and the oversight of the independent auditors as a whole.

     2. Review and determine the engagement of the independent auditors, including the overall scope and plans for their respective audits, the adequacy of staffing and compensation. Negotiate and execute, on behalf of the Company, any engagement letters with the Company's independent auditors with respect to such engagement, which actions may be pursuant to preapproval policies and procedures.

     3. Pre-approve, either collectively or individually, all audit and permissible non-audit engagements of the Company's independent auditors, including review and attestation engagements. If any single member of the Audit Committee provides the required pre-approval, such member shall apprise the other members of the Audit Committee of such approval at the next Audit Committee meeting. The pre-approvals may be made by letter (delivered by facsimile or regular mail) or by email or other suitable written form. The Audit Committee may not delegate its responsibility to pre-approve all audit and permissible non-audit services to any member of management or any person not a member of the Audit Committee.

     4. Establish guidelines and procedures with respect to the rotation of audit partners and other senior personnel engaged in providing audit services in accordance with applicable law and SEC and Nasdaq regulations (including regulations with respect to the independence of the independent auditors).

     5. At least annually, discuss with the independent auditors and review the auditors' independence from management and the Company, including the provision of non-audit services, past employment by the independent auditors of current or prospective Company personnel, the matters included in the written disclosures required by the Independence Standards Board and other relationships or services that could affect the objectivity of the independent auditors and assess and otherwise take appropriate action to oversee the independence of the independent auditors.

     6. Review with the independent auditors any management or internal control letter issued or, to the extent practicable, proposed to be issued by the independent auditors and management's response, if any, to such letter, as well as additional material written communications between the independent auditors and management.

     7. Review the adequacy and effectiveness of the Company's accounting and internal control policies and procedures through inquiry and discussions with the independent auditors and management of the Company.

          a. Review the yearly report prepared by management, and attested to by the Company's independent auditors, assessing the effectiveness of the Company's internal control over financial reporting and stating management's responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Company's annual report.

          b. Review with the Chief Executive Officer and Chief Financial Officer and independent auditors, periodically, the adequacy and effectiveness of the Company's administrative, disclosure, accounting and internal control policies and procedures, including the independent auditor's judgment as to the quality of the Company's accounting principles and the performance of the internal auditors, and the following:

               (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information, including any significant deficiencies or material weaknesses in internal controls identified by the Company's independent auditors;

               (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; and

              (iii) any changes in internal control over financial reporting that occurred during the most recent fiscal quarter and that have materially affected, or are reasonably likely to have materially affected or are reasonably likely to materially affect, the Company's internal control over financial reporting.

     8. Review with management and the independent auditors the scope, adequacy and effectiveness of the Company's financial reporting controls, including analysis reports prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any special audit steps taken in the event of material control deficiencies, and an analysis of the effect of alternative GAAP methods on the Company's financial statements.

     9. Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company (whether initiated by employees of the Company or third parties) with respect to accounting, internal accounting controls or auditing matters, which shall include procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     10. Undertake the responsibility to investigate and resolve any disagreements between the Company's management and the independent auditors regarding the Company's financial reporting, accounting practices or accounting policies.

     11. Meet as deemed necessary, but not less than twice annually, with senior management and the independent auditors in separate executive sessions. In connection with separate executive sessions held with the independent auditors, discuss matters relevant to the quality and integrity of the Company's financial reporting, the results of the independent auditors' examinations and inquire as to the independent auditors' evaluation of the Company's financial and accounting policies and controls.

     12. Discuss with management and the independent auditors the results of the independent auditors' review of the Company's quarterly financial statements, prior to public disclosure or prior to the filing of the Company's Quarterly Report on Form 10-Q with the SEC. Such review shall include all matters required by applicable laws, rules and regulations to be discussed with the independent auditors prior to the filing of such report as well as such matters required to be communicated to the Committee by the independent auditors under Statement on Auditing Standards No. 61.

     13. Discuss with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K). Discuss with management and the independent auditors the results of the annual audit, including the auditors' judgment about the quality, not just acceptability, of accounting principles, any changes in accounting procedures, the reasonableness of significant judgments and estimates (including material changes in estimates), the clarity of the disclosures in the financial statements and any audit adjustments noted or proposed by the auditors (whether "passed" or implemented in the financial statements). Such review shall include all matters required by applicable laws, rules and regulations to be discussed with the independent auditors prior to the filing of such report as well as such matters required to be communicated to the Committee by the independent auditors under Statement on Auditing Standards No. 61. Recommend to the Board whether, based on the discussion with management and the independent auditors, the financial statements should be included in the Company's Annual Report on Form 10-K.

     14. Review and discuss with management and the independent auditors as appropriate, the Company's disclosures contained under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in its periodic reports to be filed with the SEC.

     15. Review and discuss with management and the independent auditors any material financial arrangements of the Company which do not appear on the financial statements of the Company and any transactions or courses of dealing with parties related to the Company which transactions are significant in size (as required by applicable Nasdaq rules) or involve terms or other aspects that differ from those that would likely be negotiated with independent parties ("Related Party Transactions").

     16. Review and approve all Related Party Transactions.

     17. Review with management and the independent auditors significant issues that arise regarding accounting principles and financial statement presentation, including the adoption of new, or material changes to, existing critical accounting policies or to the application of those policies, the potential effect of alternative accounting policies available under GAAP, the potential impact of regulatory and accounting initiatives and other matters required by applicable laws, rules and regulations to be communicated by the independent auditors to the Committee or which represent significant reporting issues or judgments.

     18. Review with and receive a report from the independent auditors concerning: (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and the management of the issuer, such as any management letter or schedule of unadjusted differences.

     19. Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

     20. Investigate any matter brought to the Committee's attention within the scope of the Committee's duties.

     21. Prepare a report for inclusion in the Company's annual report or proxy statement that describes the Committee's composition and responsibilities and how those responsibilities were discharged.

     22. Perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

AUTHORITY

     The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee as it deems necessary, at the Company's expense, to carry out its duties and to determine the compensation of any such advisors. The Company shall make available to the Committee all funding necessary for the Committee to carry out its duties, including, without limitation, the payment of such expenses. The Committee may request any officer or employee of the Company or outside counsel or independent auditor to attend a meeting of the Committee. While the Audit Committee has the responsibilities and powers set forth in this Charter, the Audit Committee does not itself prepare financial statement or perform audits and its members are not auditors and do not certify as to the accuracy and completeness of the Company's financial statement.

                                   Appendix C

                               PROCYON CORPORATION

                             2009 STOCK OPTION PLAN


1. Purpose. The purpose of this 2009 Stock Option Plan (the "Plan") of Procyon Corporation, a Colorado corporation (the "Company"), is to advance the interests of the Company and the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.   Definitions.

     a. "Affiliate" means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee, (ii) any "parent corporation" of the Company (as defined in Section 424(e) of the Code), (iii) any "subsidiary corporation" of any such parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company.

     b. "Award" means any form of stock option granted or other award granted under the Plan, including Incentive Stock Options, Non-Qualified Stock Options and Stock Appreciation Rights ("SAR").

     c. "Award Agreement" means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

     d.   "Board " means the Board of Directors of the Company.

     e. "Change of Control" shall be deemed to have occurred upon any of the following events:

          i. any "person" (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries,

               (iii) any Affiliate, (iv) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities (a "Person"), becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

          ii. the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

          iii. the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

          iv. the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

          v. individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

               Solely with respect to any Award that is subject to Section 409A of the Code, this definition is intended to comply with the definition of change in control under Section 409A of the Code as amended, and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan shall be operated in accordance with the above definition of Change in Control as modified to the extent necessary to ensure that the above definition complies with the definition prescribed in such regulations or other regulatory guidance insofar as the definition relates to any Award that is subject to Section 409A of the Code.

     f. "Cause" means as defined in an Employee's employment agreement, or if none, then cause means willful misconduct by the grantee or willful failure by the grantee to perform his or her responsibilities to the Company (including, without limitation, breach by the grantee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the grantee and the Company), as determined by the Company, which determination shall be conclusive.

     g. "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     h. "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board, which is authorized to administer the Plan under Section 3 hereof, and shall be composed of only Non-Employee Directors. The members of the Committee shall also meet the "independence" requirements of the Nasdaq Stock Market, Inc. or such other "independence" definition applicable to the Company's reports to the Securities and Exchange Commission. The number of persons who shall serve on the Committee shall be specified from time to time by the Board; however, in no event shall there be fewer than two members of the Committee. The Committee will be composed in a manner such that the Plan will qualify under Rule 16b-3 with regard to Awards to persons who are subject to Section 16 of the Exchange Act. If at any time the Committee has fewer than two members or the Committee otherwise ceases to exist, then the Plan shall be administered by the Board, and all references herein to the Committee shall refer to the Board.

     i. "Common Stock" means Common Stock of the Company, no par value per share.

     j.   "Company" means Procyon Corporation.

     k. "Consultant" means any individual who renders services directly to the Company or to the Company's customers, any individual defined and designated from time to time by the Committee as a Consultant, or any individual from a group of individuals defined and designated from time to time by the Committee.

     l. "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

     m.   "Director" means a member of the Board.

     n. "Disability" means an inability to perform the Employee's or Non-Employee Director's material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee or Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Notwithstanding the above, eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant's disability. Solely with respect to any Award that is subject to Section 409A of the Code, this definition is intended to comply with the definition of disability under Section 409A of the Code, as amended, and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under
          Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan shall be operated in accordance with the above definition of Disability as modified to the extent necessary to ensure that the above definition complies with the definition prescribed in such regulations or other regulatory guidance insofar as the definition relates to any Award that is subject to Section 409A of the Code.

     o. "Effective Date" means the date that the Plan is approved by the shareholders of the Company.

     p. "Employee" means any employee of the Company or a Subsidiary, including any Subsidiary that become such after the Effective Date.

     q. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     r. "Fair Market Value" means, on any date, the average of the high and low sales prices of the Common Stock on the principal national securities exchange, which includes the National Association of Securities Dealers Automated Quotation System ("Nasdaq") Global Market, Capital Market, or other market on which such Common Stock is listed or admitted to trading or if not traded on that date, then on the date last traded; or if such Common Stock is not so listed or admitted to trading, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on any other system of Nasdaq or such other market in which such prices are regularly quoted; or if there have been no published bid or asked quotations, the Committee shall, in good faith and in accordance with
          Section 422 of the Code, establish the method for determining the Fair Market Value of the Common Stock.

     s. "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     t. "Non-Employee Director" means a member of the Board who is not, and who has not been during the last three fiscal years been, an employee or executive officer of the Company or any Subsidiary.

     u. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     v. "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Sections 7 and 8.

     w. "Participant" means any individual to whom an Award is granted under the Plan.

     x. "Plan" means this Plan, which shall be known as the "Procyon Corporation 2009 Stock Option Plan."

     y. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended, or any successor rule.

     z. "SAR" or "Stock Appreciation Right" means an Award granted as a Stock Appreciation Right under the Plan. An SAR is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

               aa. "Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

               bb. "Stock" means the Common Stock, no par value per share, of the Company, subject to adjustments pursuant to Section 5.

               cc. "Subsidiary" means any corporation or other entity (other than the Company) in (i) which the Company has at least a 50 percent interest, either directly or indirectly or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body.

               dd. "Ten Percent Owner" means an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation.

3.   Administration.

     a. The Plan shall be administered by the Committee. The Committee shall have the authority to:

          i. construe and interpret the terms and conditions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto) in its sole discretion and to otherwise supervise the administration of the Plan;

          ii. promulgate, amend and rescind rules relating to the implementation of the Plan;

          iii. make all determinations necessary or advisable for the administration of the Plan, including the selection of Employees, Directors, Consultants and other key persons who shall be granted Awards, the number of shares of Common Stock to be subject to each Award, the Award price, the vesting or duration of Awards, and the designation of Awards as Incentive Stock Options or Non-Qualified Stock Options;

          iv. accelerate at any time the exercisability or vesting of all or any portion of any Award; provided, however, subject to Section 11, the Committee shall not have any discretion to accelerate or waive any term or condition of an Award if such discretion would cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code;

          v. determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

          vi. subject to the provisions of Sections 7. c. i. and 8. b. and e., extend at any time the period in which Stock Options may be exercised;

          vii. determine the disposition of Awards in the event of a Participant's divorce or dissolution of marriage;

         viii. determine whether Awards will be granted alone or in combination or in tandem with other Awards; and

          ix. determine whether cash will be paid or Awards will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Company, a Subsidiary or an acquired business unit; and

          x. approve in advance each particular Award to be granted hereunder in a manner which will cause the Award to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3.

     b. Subject to the requirements of applicable law, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award, or any Award Agreement; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Committee to carry out its responsibilities; and prescribe such conditions and limitations as it may deem appropriate; except that the Committee may not delegate its authority with regard to the selection for participation of, or the granting of Awards to, persons subject to the reporting or other provisions of Section 16 of the Exchange Act, or a Covered Employee. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan.

     c. The Committee may at any time, and from time to time amend or cancel any outstanding Award, but only with the consent of the person to whom the Award was granted.

4. Eligibility. Participants under the Plan will be such full or part-time officers and other Employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.

     a. Any Employee is eligible to become a Participant in the Plan. An Employee may receive Non-Qualified Stock Options or Incentive Stock Options. Incentive Stock Options may only be granted to Employees of the Company or its parent or Subsidiary as defined in Sections 424(e) or (f) of the Code, as applicable, while each such entity is a "corporation" described in Section 7701(a)(3) of the Code and Treasury Regulation Section 1.421-1(i)(1). No Incentive Stock Option shall be granted to a person in his capacity as a Employee of a Subsidiary if the Company has less than a 50% ownership interest in such Subsidiary.

     b. Directors who are not Employees of the Company or a Subsidiary are eligible to receive Non-Qualified Stock Options.

     c. Consultants who are not Employees or Directors of the Company are eligible to receive Non-Qualified Stock Options.

5. Shares Available. Subject to Section 5. a. and 5. b. of the Plan, the maximum number of shares of Common Stock available for Award grants shall be 1,000,000 (which comprises 500,000 shares of Common Stock for Non-Qualified Stock Options and SARs and 500,000 shares of Common Stock for Incentive Stock Options). Shares of Common Stock subject to an unexercised and expired or terminated Award shall be available for an Award subsequently granted in accordance with the Plan.

     a. Changes in Stock. Subject to Section 5. b. hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the number of Stock Options or SARs that can be granted to any one individual grantee, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options and SARs under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and SARs) as to which such

          Stock Options and SARs remain exercisable. The Committee shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

     b. Change in Control. Unless otherwise provided in the Award, in the event of a Change in Control:

          i. the Board or the Committee may accelerate vesting and the time at which all Options then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Board or the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, or the Board or Committee may accelerate vesting and the time at which Options may be exercised so that those types of Awards may be exercised in full for their then remaining term.

               Notwithstanding the above provisions of this Section 5. b., the Board or the Committee shall not be required to take any action described in the preceding provisions of this Section 5. b., and any decision made by the Board or the Committee, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 5. b. shall be final, binding and conclusive with respect to the Company and all other interested persons.

          ii. Right of Cash-Out. If approved by the Board prior to or within thirty (30) days after such time as a Change in Control shall be deemed to have occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change in Control is deemed to have occurred to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the "cash value" (defined below) of the Awards. Such right shall be exercised by written notice to all Participants. For purposes of this Section 5. b. ii., the cash value of an Award shall equal the sum of (i) the cash value of all benefits to which the Participant would be entitled upon settlement or exercise of any Award which is not an Option and
               (ii) in the case of any Award that is an Option, the excess of the "market value" (defined below) per share over the option price, multiplied by the number of shares subject to such Award.

               For purposes of the preceding sentence, "market value" per share shall mean the higher of (x) the average of the Fair Market Value per share of Common Stock on each of the five trading days immediately following the date a Change in Control is deemed to have occurred or (y) the highest price, if any, offered in connection with the Change in Control. The amount payable to each Participant by the Company pursuant to this Section 5. b. ii. shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

     c. Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board or the Committee may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an Affiliate thereof. Substitute Awards may be granted on such terms as the Board or the Committee deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 5, except as may be required by reason of Section 422 and related provisions of the Code.

6. Term. The Plan will become effective upon approval of the Plan by the Company's stockholders on December 8, 2009 and shall continue in effect until December 8, 2019.

7.   Non-Qualified Stock Options.

     a. Non-Qualified Stock Options may be granted to Employees, Non-Employee Directors and key persons (including Consultants and prospective employees).

     b. Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under the Plan shall not be less than one hundred percent (100%) of the Fair Market Value per share on the date of grant of such Non-Qualified Option.

     c. Terms and Conditions of Non-Qualified Options. Non-Qualified Options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the Plan as the Committee shall deem desirable:

          i. Option Term and Conditions and Limitations on Exercise. The term of each Non-Qualified Stock Option shall be fixed by the Committee. However, no Non-Qualified Option shall be exercisable more than ten years after the Stock Option is granted.

               (1) Non-Qualified Stock Options granted to Non-Employee Directors or Employees subject to the reporting requirements of Section 16 of the Exchange Act shall be exercisable beginning six months after date of grant.

               (2) Non-Qualified Stock Options granted to Consultants and other key persons shall be exercisable beginning 12 months after the date of grant.

          ii. Manner of Exercise. In order to exercise a Non-Qualified Option, the person or persons entitled to exercise such Non-Qualified Option shall deliver to the Company payment in full for (i) the shares being purchased and (ii) unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the exercise price for each Non-Qualified Option shall either be (x) in cash or by certified check payable and acceptable to the Company, (y) with the consent of the Committee, which consent may be granted or withheld in the Committee's sole discretion, and upon compliance with such instructions as the Committee may specify, at the person's written request the Company may deliver certificates for the shares of Common Stock for which the Non-Qualified Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person's behalf from the proceeds of such sale the full amount of the exercise price, plus all required withholding taxes or (z) by any other means set forth in the Grantee's Award Agreement that is consistent with applicable laws, regulations or rules.

          iii. Proceeds. The proceeds received from the sale of shares of Common Stock pursuant to exercise of Non-Qualified Options exercised under the Plan will be used for general corporate purposes.

          iv. Non-Qualified Options not Transferable. Except as provided below, no Non-Qualified Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order, and during the lifetime of the Participant to whom any such Non-Qualified Option is granted, it shall be exercisable only by the Participant (or his guardian). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Non-Qualified Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee and shall, at the sole discretion of the Committee, result in forfeiture of the Non-Qualified Option with respect to the shares involved in such attempt. With respect to a specific Non-Qualified Option, in accordance with rules and procedures established by the Committee from time to time, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Non-Qualified Option to one or more immediate family members or related family trusts or partnerships or similar entities as determined by the Committee. Any Non-Qualified Option that is transferred in accordance with the provisions of this Section 7. c. iv. may only be exercised by the person or persons who acquire a proprietary interest in the Non-Qualified Options pursuant to the transfer.

          v. Adjustment of Non-Qualified Options. In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, Change of Control, or the like, the Board or the Committee shall make appropriate and equitable adjustments to all Non-Qualified Options then outstanding as provided in Sections 5. a. and 5. b.

     d. Option Repricing. Only with concurrent shareholder approval, the Committee, in its absolute discretion, may grant to holders of outstanding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having exercise prices lower (or higher with any required consent) than the exercise price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

8. Incentive Stock Options. The terms specified in this Section 8 shall be applicable to all Incentive Stock Options. Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this Section 8.

     a. Incentive Stock Options may be issued only to Employees as set forth in Section 4. a. Incentive Stock Options must be issued under the Plan within ten years from the Effective Date of the Plan.

     b. Term. Subject to Section 8. e., the term of each Incentive Stock Option shall be fixed by the Committee. However, no Incentive Stock Option shall be exercisable more than ten years after the Stock Option is granted.

     c. Exercise Price. Subject to Section 8. e., the exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

          i. Manner of Exercise. Incentive Stock Options may be exercised by the grantee by payment of the aggregate exercise price to the Company, plus applicable tax withholding, in cash, or through the cashless exercise procedure, in the same manner as provided for Non-Qualified Stock Options in Section 7. c. ii.

     d. Limitations on Exercise. No Incentive Stock Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

     e. Ten Percent Owner. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. In addition, the Option term shall not exceed five (5) years measured from the date of grant. For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee's ownership.

     f. Incentive Stock Options Not Transferable. No Incentive Stock Option granted hereunder (a) shall be transferable other than by will or by the laws of descent and distribution and (b) except as permitted in regulations or other guidance issued under Section 422 of the Code, shall be exercisable during the Optionee's lifetime by any person other than the Optionee (or his or her guardian).

     g. Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

     h. Compliance with Code Section 422. All Options that are intended to be Incentive Stock Options described in Code Section 422 shall be designated as such in the Award Agreement and in all respects shall be issued in compliance with Code Section 422.

9.   Stock Appreciation Rights.

     a. Exercise Price of SARs. The exercise price of an SAR shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

     b. Grant and Exercise of SARs. SARs may be granted by the Committee independently of any Stock Option granted pursuant to Sections 7 and 8 of the Plan.

     c. Terms and Conditions of SARs. SARs shall be subject to such terms and conditions as shall be determined from time to time by the Committee.

     d. Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable SAR agreement.

     e. Exercise of SARs. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Committee, together with any other documents required by the Committee.

10. Deferral of Awards. Except as provided in Section 10. a., at the discretion of the Committee, payment of an Award or any portion thereof may be deferred until a time established by the Committee. Deferrals shall be made in accordance with guidelines established by the Committee to ensure that such deferrals comply with applicable requirements of the Code and its regulations. Deferrals shall be initiated by the delivery of a written, irrevocable election by the Participant to the Committee or its nominee. Such election shall be made prior to the date specified by the Committee.

     a. Section 409A Compliance. To the extent that any Award is determined to constitute "nonqualified deferred compensation" within the meaning of
          Section 409A (a "409A Award"), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a "separation from service" (within the meaning of Section 409A) to a Grantee who is then considered a "specified employee" (within the meaning of Section
          409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Grantee's separation from service, or (ii) the grantee's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with,
          Section 409A is not so exempt or compliant or for any action taken by the Committee concerning such an Award.

11. Exercise of Stock Options upon Termination of Employment or Services. Options granted to Participants other than Consultants shall be exercisable upon the Participant's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries within the following periods only. The definition of termination of employment (or cessation of service relationship) applicable to Consultants shall be defined and determined by the Committee in its sole discretion. Subject to Section 16.
     a. and subject to Section 10. a., stock options granted to Participants other than Consultants may permit the exercise of options upon the Participant's termination of employment (or cessation of service relationship) within the following periods, or such shorter periods as determined by the Committee at the time of grant, or with respect to an Employee, as specified in the Employee's employment agreement, if applicable:

     a. If on account of death, within twelve (12) months of such event by the person or persons to whom the Participant's rights pass by will or the laws of descent or distribution.

     b. If on account of retirement (as defined from time to time by Company policy or in the Participant's employment agreement, if applicable), stock options may be exercised within three (3) months of such termination.

     c. If on account of resignation, options may be exercised within one (1) month of such termination.

     d. If for Cause (as defined in the Employee's employment agreement, or if none, as defined in Section 2), no unexercised option shall be exercisable to any extent after termination.

     e. If on account of Disability or leave of absence for the purpose of serving the government or the country in which the principal place of employment of the Participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Committee may approve subsequent to the time of grant, a Participant shall not be deemed during the period of any such absence alone to have terminated his service, except as the Committee may otherwise expressly provide.

     f. If for any reason other than death, retirement, resignation, Cause, or Disability, options may be exercised within three (3) months of such termination.

12.  Transferability of Awards.

     a. Transferability. Transfers of Non-Qualified Stock Options and Incentive Stock Options are restricted as provided in Sections 7. c.
          iv. and 8. f., respectively. With respect to other Awards, except as provided in Section 12. b. below, during a Grantee's lifetime, his or her Awards shall be exercisable only by the Grantee, or by the Grantee's legal representative or guardian in the event of the Grantee's incapacity. With respect to all Awards, no Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a Grantee other than by will or by the laws of descent and distribution. In addition, no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

     b. Committee Action. Notwithstanding Section 12. a., the Committee, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the Grantee (who is an Employee or Non-Employee Director) may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

     c. Designation of Beneficiary. Each Grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Grantee's death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary shall be the Grantee's estate.

13.  Tax Withholding.

     a. Payment by Grantee. Each Grantee shall, no later than the date as of which the value of an Award or other amounts received thereunder first becomes includable in the gross income of the Grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee. The Company's obligation to deliver evidence of book entry (or stock certificates) to any Grantee is subject to and conditioned on tax withholding obligations being satisfied by the Grantee.

     b. Payment in Stock. Subject to approval by the Committee, a Grantee may elect to have the Company's minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

14. Amendments to the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders if required by Section 162(m) (including the vote required under Section 162(m)); and (ii) if, and for so long as, the Company's securities are traded on Nasdaq, no amendment that would require stockholder approval under the rules of Nasdaq may be made effective unless and until such amendment shall have been approved by the Company's stockholders. In addition, if at any time the approval of the Company's stockholders is required as to any other modification or amendment under
     Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such shareholder approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this
     Section 14 shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

15.  General Provisions.

     a. Shares of Stock shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     b. The Committee may require each person acquiring shares of Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Stock without a view to distribution thereof. The certificates for such Stock may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

     c. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     d. No provision in the Plan or any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or Parent or Subsidiary or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payment to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or positions of the Participant, so long as such Participant continues to be a Director, officer, Employee, consultant, or other eligible key person of the Company or Parent or Subsidiary. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amount in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

     e. The adoption of the Plan shall not be deemed to give any Employee or other individual the right to be selected as a Participant or to be granted an Award. There is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards, and the terms and conditions of Awards need not be the same with respect to each recipient.

     f. No Participant shall have any rights as a shareholder of the Corporation until he or she acquires an unconditional right under an Award to have shares of Stock issued to him or her.

     g. Option exercises and sales of Stock underlying options, and other Awards under the Plan, shall be subject to the Company's insider trading policies and procedures as in effect from time to time.

     h. In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.

     i. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

     j. Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

16. Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

     a. With respect to Participants who are subject to Section 16 of the Exchange Act, at least six (6) months must elapse from the date of acquisition of any stock option, SAR or other derivative security (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) issued pursuant to the Plan to the date of disposition of such derivative security (other than upon exercise or conversion) or its underlying equity security.

17. Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company's articles or bylaws or any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

18. Governing Law. The Plan and all determinations made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to the conflict of laws principles thereof.